Exhibit 77(q)(1)

                                    Exhibits

(a)(1) Articles of Amendment for ING Series Fund, Inc. effective September 2, 2003 is incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Form N-1A Registration Statement on September 30, 2003.

(a)(2) Articles of Amendment for ING Series Fund, Inc. effective February 17, 2004 is incorporated by reference to Post-Effective Amendment No. 65 to the Registrant's Form N-1A Registration Statement on May 25, 2004.

(a)(3) Articles of Amendment for ING Series Fund, Inc. effective March 1, 2004 is incorporated by reference to Post-Effective Amendment No. 65 to the Registrant's Form N-1A Registration Statement on May 25, 2004.

(e)(1) Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004, is incorporated by reference to Post Effective Amendment No. 65 to the Registrant's Form N-1A Registration Statement on May 25, 2004.

(e)(2) Amended Schedule A with respect to Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. is incorporated by reference to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

(e)(3) Sub-Advisory Agreement between ING Investments, LLC and BlackRock Advisors, Inc., on behalf of ING Global Science and Technology Fund, dated April 1, 2004 is incorporated by reference to Post-Effective Amendment No. 65 to the Registrant's Form N-1A Registration Statement on May 25, 2004.

(e)(4) Sub-Advisory Agreement between ING Investments, LLC and Wellington Management Company LLP on behalf of ING Equity Income Fund, dated March 1, 2004 is incorporated by reference to Post-Effective Amendment No. 64 to the Registrant's Form N-1A Registration Statement on March 2, 2004.

(e)(5) Restated Expense Limitation Agreement effective August 1, 2003, between ING Investments, LLC and ING Series Fund, Inc. is incorporated by reference to Post-Effective Amendment No. 65 to the Registrant's Form N-1A Registration Statement on May 25, 2004.

(e)(6) Amended Schedule A to the Restated Expense Limitation Agreement between ING Investments, LLC and ING Series Fund, Inc. is incorporated by reference to Post-Effective Amendment No. 65 to the Registrant's Form N-1A Registration Statement on May 25, 2004.